Exhibit 99.1

Support.com Reports First Quarter 2017 Financial Results

Sunnyvale, CA – May 15, 2017 – Support.com, Inc. (NASDAQ: SPRT), a leading provider of tech support and turnkey support center services, producer of SUPERAntiSpyware® anti-malware products, and the maker of Support.com® Cloud software, today reported unaudited financial results for its first quarter ended March 31, 2017.

“The company continued to focus on reducing operating costs during the first quarter and our improved financial results reflect some of the significant cost savings initiatives we have recently put in place.  Some of these initiatives include changing certain vendors to the company for various products and services, more efficiently running our call center operations, and selective headcount reductions, among others.  And, while this period was impacted by a temporary halt by one of our largest customers to certain services we provided to them, we have subsequently reinstated similar services and are now ramping up to pre-halt levels” said Rick Bloom, Interim President and Chief Executive Officer.

“Our cash position at the end of the first quarter was negatively impacted by some delayed payments that were collected after the quarter-end, and, as of May 1st 2017, we relocated our corporate offices to 1200 Crossman Avenue, Suite 210, in Sunnyvale, California, substantially lowering the rent and related spending level,” Mr. Bloom continued.

“Although we remain focused on fiscal discipline and continuing to reduce our net loss from previous quarters, we are just as excited by the growth opportunities ahead as Support.com is uniquely positioned to capitalize on the evolving support market. With a lean, energized team in place, we are eager to drive growth and profitability through an innovative approach to our Service offerings, a greater focus on our End-User Software products and a new more targeted Cloud software marketing and sales effort,” shared Rick.

Q1 2017 Financial Summary

For the first quarter of 2017, total revenue was $14.3 million compared to $16.6 million in the first quarter of 2016 and $14.6 million in the fourth quarter of 2016.

On a GAAP basis, loss from continuing operations for the first quarter of 2017 was $(1.3) million, or $(0.07) per share, compared to $(4.6) million, or $(0.25) per share, in the first quarter of 2016 and $(3.5) million or $(0.19) per share, in the fourth quarter of 2016.

On a non-GAAP basis, loss from continuing operations for the first quarter of 2017 was $(1.2) million, or $(0.06) per share, compared to a loss of $(3.7) million, or $(0.20) per share in the first quarter of 2016 and a loss of $(2.3) million, or $(0.13) per share, in the fourth quarter of 2016.

Non-GAAP income (loss) from continuing operations excludes stock-based compensation expense, amortization of intangible assets and other, and restructuring charges. Collectively, these items impacted income (loss) from continuing operations by $100,000 in the first quarter of 2017, $928,000 in the first quarter of 2016 and $1.2 million in the fourth quarter of 2016. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

On January 20, 2017, the Company implemented a 1-for-3 reverse stock split.   All share and per share information contained within this press release has been retroactively adjusted to reflect the effects of the reverse stock split.

Balance Sheet Information

At March 31, 2017, cash, cash equivalents and investments were $50.8 million, compared to $53.4 million at December 31, 2016.

For more information, please visit the Investor Relations section of the Support.com website at Support.com/about-us/investor-relations/.

About Support.com

Support.com, Inc. (NASDAQ:SPRT) is the leading provider of cloud-based software and services to deliver next-generation technical support. Support.com helps leading brands in software, electronics, communications, retail, Internet of Things (IoT) and other connected technology industries deepen their customer relationships. Customers want technology that works the way it’s intended. By using Support.com software and services, companies can deliver a fantastic customer experience, leading to happier customers, greater brand loyalty and growing revenues. For more information, please visit http://www.support.com or follow us @support  com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about-us/careers.

© 2017 Support.com, Inc. All rights reserved. Support.com and the Support.com logo are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries. All other marks are the property of their respective owners.

Safe Harbor Statement

This press release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, profitability, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance as of any future date, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; and future performance in economic and other terms. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially from those indicated by such forward-looking statements, including, among others, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Support.com Cloud (formerly “Nexus®”) software-as-a-service (SaaS) offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, our ability to control expenses and achieve desired margins, our dependence on a small number of customers and partners, our ability to attract, train and retain talented employees, the potential for acquisitions or other strategic transactions that deplete our resources or do not prove successful, privacy concerns, the potential for payment fraud issues, potential intellectual property, class action or other litigation, potential impairments of long lived assets, our ability to utilize and realize the value of our net operating loss carryforwards and how they could be substantially limited or permanently impaired, given our current market capitalization and cash position, if we experienced an “ownership change” as defined in Section 382 of the Internal Revenue Code and whether our recently adopted tax benefits preservation plan will be effective in reducing the likelihood of such an unintended ownership change from occurring, the recent change in the composition of our Board and the recent resignation of our former President and Chief Executive Officer, and former Executive Vice President, Chief Financial Officer and Chief Operating Officer and appointment of a new interim President and Chief Executive Officer may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential clients, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners, our ability to execute the cost reduction program involving the planned actions on the expected schedule, our ability to achieve the cost savings expected in connection with the cost reduction plan, the ultimate effect of any such cost reductions on our financial results, and our ability to manage the effects of the cost reduction plan on our workforce and other operations. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements, except as may otherwise be required by the federal securities laws.

Disclosure Regarding Non-GAAP Financial Measures

Support.com excludes stock-based compensation expense, amortization of intangible assets and other, and restructuring charges from its GAAP results, in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share, as described in A through C below. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its performance from period to period because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company’s business. Stock-based compensation expense was $90,000 in the first quarter of 2017, compared to $661,000 in the first quarter of 2016 and $211,000 in the fourth quarter of 2016.

B. Amortization of intangible assets and other. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. Amortization of intangible assets and other was $10,000 in the first quarter of 2017, compared to $267,000 in the first quarter of 2016 and $227,000 in the fourth quarter of 2016.

C. Restructuring charges. Management excludes restructuring charges when evaluating its operating performance because the Company does not incur such charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company’s operating performance. Restructuring charges were zero in the first quarter of 2017 and 2016, and $723,000 in the fourth quarter of 2016.

The Company believes that non-GAAP financial measures have significant limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31, 2017 (1)	December 31, 2016 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$50,754	$53,409
Accounts receivable, net	10,224	9,567
Prepaid expenses and other current assets	980	1,211
Total current assets	61,958	64,187
Property and equipment, net	1,552	1,706
Intangible assets, net	256	266
Other assets	1,073	1,070

Total assets	$64,839	$67,229

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$2,987	$4,059
Other accrued liabilities	2,118	2,496
Short-term deferred revenue	2,876	2,759
Total current liabilities	7,981	9,314
Long-term deferred revenue	88	106
Other long-term liabilities	510	501
Total liabilities	8,579	9,921

Stockholders' equity:
Common stock	2	2
Additional paid-in-capital	267,490	267,400
Treasury stock	(5,295)	(5,295)
Accumulated other comprehensive loss	(2,181)	(2,329)
Accumulated deficit	(203,756)	(202,470)
Total stockholders' equity	56,260	57,308

Total liabilities and stockholders' equity	$64,839	$67,229

Note 1: Amounts are subject to completion of management’s customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2016.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2017 (1)	December 31, 2016	March 31, 2016

Revenue:
Services	$12,915	$13,256	$15,283
Software and other	1,375	1,351	1,314
Total revenue	14,290	14,607	16,597

Cost of revenue:
Cost of services (3)	11,211	11,842	13,860
Cost of software and other (3)	94	109	119
Total cost of revenue	11,305	11,951	13,979
Gross profit	2,985	2,656	2,618
Operating expenses:
Research and development (3)	923	1,113	1,708
Sales and marketing (3)	807	1,270	2,072
General and administrative (3)	2,616	2,772	3,248
Amortization of intangible assets and other	10	227	267
Restructuring charges	-	723	-
Total operating expenses	4,356	6,105	7,295

Loss from operations	(1,371)	(3,449)	(4,677)

Interest income and other, net	133	135	133

Loss from continuing operations, before income taxes	(1,238)	(3,314)	(4,544)

Income tax provision	48	175	52

Loss from continuing operations, after income taxes	(1,286)	(3,489)	(4,596)

Income from discontinued operations, net of income taxes	-	-	284

Net loss	$(1,286)	$(3,489)	$(4,312)

Loss from continuing operations, after income taxes (4)
Basic	$(0.07)	$(0.19)	$(0.25)
Diluted	$(0.07)	$(0.19)	$(0.25)

Income (loss) from discontinued operations, net of income taxes (4)
Basic	$(0.00)	$(0.00)	$0.01
Diluted	$(0.00)	$(0.00)	$0.01

Shares used in computing per share amounts: (4)
Basic	18,557	18,514	18,295
Diluted	18,557	18,514	18,295

Note 3: Includes stock-based compensation expense as follows:

	Three Months Ended
	March 31, 2017	December 31, 2016	March 31, 2016
Cost of revenue:
Cost of services	$42	$38	$56
Cost of software and other	3	1	2
Operating expenses:
Research and development	41	54	98
Sales and marketing	7	51	84
General and administrative	(3)	67	421
Total	$90	$211	$661

Note 4:  On January 20, 2017, the Company implemented a 1-for-3 reverse stock split.   All share and per share information contained within this press release has been retroactively adjusted to reflect the effects of the reverse stock split.

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2017	December 31, 2016	March 31, 2016

GAAP cost of revenue	$11,305	$11,951	$13,979
Stock-based compensation expense (Cost of revenue portion only)	(45)	(39)	(58)
Non-GAAP cost of revenue	$11,260	$11,912	$13,921

GAAP operating expenses	$4,356	$6,105	$7,295
Stock-based compensation expense (Excl. cost of revenue portion)	(45)	(172)	(603)
Amortization of intangible assets and other	(10)	(227)	(267)
Restructuring charges	-	(723)	-
Non-GAAP operating expenses	$4,301	$4,983	$6,425

GAAP loss from continuing operations, after income taxes	$(1,286)	$(3,489)	$(4,596)
Stock-based compensation expense	90	211	661
Amortization of intangible assets and other	10	227	267
Restructuring charges	-	723	-
Total impact of Non-GAAP exclusions	100	1,161	928
Non-GAAP income (loss) from continuing operations, after income taxes	$(1,186)	$(2,328)	$(3,668)

Loss from continuing operations, after income taxes (4)
Basic - GAAP	$(0.07)	$(0.19)	$(0.25)
Basic - Non-GAAP	$(0.06)	$(0.13)	$(0.20)

Diluted - GAAP	$(0.07)	$(0.19)	$(0.25)
Diluted - Non-GAAP	$(0.06)	$(0.13)	$(0.20)
Shares used in computing per share amounts (GAAP) (4)
Basic	18,557	18,514	18,295
Diluted	18,557	18,514	18,295
Shares used in computing per share amounts (Non-GAAP) (4)
Basic	18,557	18,514	18,295
Diluted	18,557	18,514	18,295

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, and restructuring charges.  The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP.   Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2017 amounts are subject to completion of management’s customary closing and review procedures.

Investor Contact

Investor Relations, Support.com
+1.650.556.855
IR@support.com